UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 1, 2007

Erie Indemnity Company
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-24000	25-0466020
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Erie Insurance Place, Erie, Pennsylvania		16530
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(814)870-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 2.02 Results of Operations and Financial Condition.

On August 1, 2007, Erie Indemnity Company issued a press release announcing financial results for the quarter ended June 30, 2007. A copy of the press release and financial information is attached hereto and is incorporated herein by reference as Exhibit 99.1 and Exhibit 99.2, respectively.

On August 2, 2007 at 10:00a.m. Erie Indemnity Company will hold a telephone conference call that will be webcast and that is complimentary to the press release announcing financial results for the quarter ended June 30, 2007.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) The August 1, 2007 press release also announced that President and Chief Executive Officer, Jeffrey A. Ludrof, will be leaving the Company for personal reasons. John J. Brinling Jr. will serve as interim President and Chief Executive Officer while the Board begins a search for a replacement for Mr. Ludrof.

Item 8.01 Other Events.

The August 1, 2007 press release also announced that the Board of Directors unanimously elected Thomas B. Hagen as Chairman of the Board.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Press Release Text
Exhibit 99.2 Financial Information

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Erie Indemnity Company

August 1, 2007	By:	Philip A. Garcia

Name: Philip A. Garcia
Title: Executive Vice President & CFO

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release Text
99.2	Financial Information